                                     ARTHUR
                                    ANDERSEN



                   Consent of Independent Public Accountants
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation, by reference in the Form S-8 Registration Statement, of our report dated March 25, 1998 with respect to the consolidated financial statements and schedule of iMALL, Inc. included in iMALL, Inc.'s Form 10-KSB for its fiscal year ended December 31, 1997 filed with the Securities and Exchange Commission.



                                               /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP



Los Angeles, California
May 12, 1998



                                  Exhibit 23.1

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